JPMorgan SmartRetirement Blend Funds

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2015 Fund

(All Share Classes)

(each, a series of JPMorgan Trust I)

Supplement dated May 25, 2017

to the Prospectuses, Summary Prospectuses and Statement of Additional Information

dated November 1, 2016, as supplemented

Reorganization of JPMorgan SmartRetirement® Blend 2015 Fund into JPMorgan SmartRetirement® Blend Income Fund

The JPMorgan SmartRetirement Blend 2015 Fund (the “2015 Fund”) has changed its asset allocations over time in accordance with its glide path. Since the 2015 Fund’s target retirement date (2015) has passed, the 2015 Fund has reached the end of its glide path and its strategic target allocations are the same as those of the JPMorgan SmartRetirement Blend Income Fund (the “Income Fund”). As described in the Funds’ prospectus, once the strategic target allocations of the 2015 Fund are substantially the same as those of the Income Fund, the 2015 Fund may be merged into the Income Fund upon the approval of the Board of Trustees. The Board of Trustees has approved the reorganization of the 2015 Fund into the Income Fund (the “Reorganization”). The Reorganization will consist of (1) the transfer of all or substantially all of the 2015 Fund’s assets, subject to its liabilities, to the Income Fund in exchange for Income Fund shares; and (2) the distribution of Income Fund shares to 2015 Fund shareholders in complete liquidation of the 2015 Fund. The Reorganization does not require shareholder approval.

The Board of Trustees, including the Independent Trustees, carefully considered the proposed Reorganization and determined that it is in the best interests of each Fund and would not dilute the interests of either Fund’s shareholders. Among other factors, the Board noted that the investment objectives and main investment strategies of the two Funds are the same in all material respects and that the estimated annual fund operating expense ratios, on both a gross and net fee basis, for the Income Fund immediately following the Reorganization are less than or equal to the current expense ratios for the corresponding classes of the 2015 Fund.

The Reorganization is expected to occur on June 23, 2017, or on such later date as the officers of the Trust determine (the “Closing Date”). Purchases of the 2015 Fund shares will be accepted up to and including the Closing Date. After the close of business on the Closing Date, each 2015 Fund shareholder will become the owner of a number of full and fractional shares of the Income Fund of the same class of shares of the 2015 Fund that they held in the 2015 Fund immediately prior to the Reorganization and will no longer own shares of the 2015 Fund. The number of full and fractional shares of the Income Fund a 2015 Fund shareholder will receive in the Reorganization will be equal in value to the value of such shareholder’s shares in the 2015 Fund as of the close of business of the NYSE (normally 4 p.m. ET), on the Closing Date, on a class-by-class basis. All issued and outstanding shares of the 2015 Fund will simultaneously be canceled on the books of the 2015 Fund. 2015 Fund shareholders who do not wish to own Income Fund shares may: (1) redeem 2015 Fund shares or (2) exchange 2015 Fund shares for shares of another J.P. Morgan Fund prior to the Closing Date by contacting us at 1-800-480-4111.

It is anticipated that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization.

Comparison of the Funds

This section compares certain important aspects of the two Funds. It provides a summary only. For additional information about the Funds, please refer to the Funds’ prospectus and Statement of Additional Information, which are available at www.jpmorganfunds.com and also can be obtained by calling us at 1-800-480-4111.

Investment Objectives and Policies

The investment objective of the 2015 Fund and the Income Fund are currently identical in all material respects. The 2015 Fund’s investment objective is to seek total return with a shift to current income and some capital appreciation over time as the 2015 Fund approaches and passes its target retirement date. Because the 2015 target date has passed, the 2015 Fund has shifted to an objective of seeking current income and some capital appreciation. The Income Fund’s investment objective is to seek current income and some capital appreciation.

The investment strategies of the 2015 Fund and the Income Fund are identical in all material respects. Both Funds are designed to provide exposure to a variety of asset classes through investments in underlying funds, with an

SUP-SRB-517

emphasis on fixed income funds over equity funds and other funds. The 2015 Fund and the Income Fund implement their investment strategies in the same manner. The Funds have the same strategic target allocations, which represents how J.P. Morgan Investment Management, Inc. (the Funds’ adviser) believes the Funds’ investments should be allocated among asset classes over the long term, and the same ability to make tactical changes to its strategic target allocations through a combination of positions in underlying funds and direct investments. In addition, each Fund has the same ability to invest directly in securities and other financial instruments, such as derivatives.

The investment objective for each Fund is fundamental, which means it cannot be changed without the approval of Fund shareholders. The Funds’ fundamental policies (i.e., those investment policies that cannot be changed without the approval of Fund shareholders) are identical in all material respects.

Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements

The distribution and shareholder servicing arrangements for each class of the Funds are identical in all material respects.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The purchase, redemption and exchange policies and procedures for each class of the Funds are identical in all material respects.

Comparison of Fees and Expenses

The total annual operating expenses on a gross fee basis for the Income Fund are higher than those expenses for the 2015 Fund on a class by class basis for each class of shares. The total annual operating expenses on a net fee basis (after fee waivers and expense reimbursements) for the Income Fund are equal to the expenses for the 2015 Fund on a class by class basis for all classes of shares. Each Fund has Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares. A table comparing the annual operating expenses of the 2015 Fund and Income Fund is set forth below:

	Blend 2015 Fund						Blend Income Fund
	Class A*	Class C*	Class I	R2*	R5	R6	Class A*	Class C*	Class I	R2	R5	R6
Management Fees[1]	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution (12b-1 Fees)	0.25	0.75	NONE	0.50	NONE	NONE	0.25	0.75	NONE	0.50	NONE	NONE
Other Expenses	2.56	2.56	0.67	2.55	0.46	0.36	2.57	2.60	0.68	2.59	0.50	0.39
Service Fees	0.25	0.25	0.25	0.25	0.05	NONE	0.25	0.25	0.25	0.25	0.05	NONE
Remainder of Other Expenses	2.31	2.31	0.42	2.30	0.41	0.36	2.32	2.35	0.43	2.34	0.45	0.39
Acquired Fund (Underlying Fund) Fees and Expenses	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29

Total Annual Fund Operating Expenses	3.35	3.85	1.21	3.59	1.00	0.90	3.36	3.89	1.22	3.63	1.04	0.93
Fee Waivers and Expense Reimbursements[1]	(2.56)	(2.56)	(0.67)	(2.55)	(0.61)	(0.61)	(2.57)	(2.60)	(0.68)	(2.59)	(0.65)	(0.64)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]
Total After Waivers	0.79	1.29	0.54	1.04	0.39	0.29	0.79	1.29	0.54	1.04	0.39	0.29

*	Class A, Class C and, with respect to the JPMorgan SmartRetirement Blend 2015 Fund, Class R2 Shares are not open to the public and are not available for purchase.

1.	The discussion and table above compares the current total annual operating expenses (both gross and net) of each Fund as of June 30, 2016.

As of July 1, 2016, the Fund’s advisory fee was reduced and therefore the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees. The Funds’ adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund Fees and Expenses incurred by an underlying fund) exceed, with respect to the 2015 Fund 0.79%, 1.29%, 0.54%, 1.04%, 0.39% and 0.29% of the average daily net assets of Class A, Class C, Class I, Class R2, Class R5, and Class R6 and, with respect to the Income Fund 0.79%, 1.29%, 0.54%, 1.04%, 0.39% and 0.29% of the average daily net assets of Class A, Class C, Class I, Class R2, Class R5, and Class R6, respectively. These waivers are in effect through 10/31/17 at which time the adviser and/or its affiliates will determine whether to renew or revise them.

The gross expense ratio for each class of the Income Fund immediately following the Reorganization is expected to be less than or equal to that of the respective class of the 2015 Fund immediately prior to the Reorganization. In addition, the Service Providers have contractually agreed to waive their fees and/or reimburse the expenses of the Income Fund, as needed, in order to maintain the total annual fund operating expenses (after fee waivers and expense reimbursements (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund Fees and Expenses incurred by an underlying fund) of Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares of the Income Fund immediately following the Reorganization at a level less than or equal to that in effect for the Income Fund in the table above for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively. These contractual fee waivers and/or reimbursements will stay in effect until October 31, 2018. There is no guarantee that such waivers and/or reimbursements will be continued after October 31, 2018. The expenses of the Income Fund’s classes may be higher than disclosed if the expense limitation expires after October 31, 2018.

Additional Tax Information

Following the Reorganization, the amount of the 2015 Fund’s capital loss carry forwards that can be used in any taxable year by the Income Fund, other than the tax year ending immediately after the Reorganization, will be subject to an annual limitation equal to the long-term tax-exempt rate at the time of the Reorganization, multiplied by the aggregate net asset value of the 2015 Fund at the time of the Reorganization. The tax year ending immediately after the Reorganization is subject to a pro-rated limitation based on the number of days from the merger date to the tax year end. Neither the Income Fund’s nor the 2015 Fund’s capital loss carry forwards are subject to forfeiture.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

Summary Prospectus May 25, 2017

JPMorgan SmartRetirement® Blend Income Fund

Class/Ticker:     R2/JIRBX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2016, as supplemented May 25, 2017, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks current income and some capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R2
Management Fees[1]	0.25%
Distribution (Rule 12b-1) Fees	0.50
Other Expenses	2.59
Service Fees	0.25
Remainder of Other Expenses	2.34
Acquired Fund (Underlying Fund) Fees and Expenses	0.29

Total Annual Fund Operating Expenses	3.63
Fee Waivers and/or Expense Reimbursements[2]	(2.59)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.04

1	As of July 1, 2016, the Fund’s advisory fee was reduced and therefore the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating
Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund Fees and Expenses incurred by an underlying fund) exceed 1.04% of the average daily net assets of Class R2 Shares. This waiver is in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	106	871	1,657	3,719

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Blend Income Fund is a “fund of funds” that invests in other J.P. Morgan Funds and exchange traded funds (ETFs) that are managed by unaffiliated investment advisers (unaffiliated ETFs) (collectively with the J.P. Morgan Funds, the underlying funds), and is generally intended for investors who are retired or about to retire soon. The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, with an emphasis on fixed income funds over equity funds and other funds. “Blend” in the Fund’s name means that the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses underlying funds and strategies that attempt to replicate performance of various indexes as well as actively-managed underlying funds and strategies.

The Fund’s strategic target allocations among various asset classes and types of underlying funds are anticipated to be as follows as of the date of this prospectus.

Strategic Target Allocations[1]
Fixed Income	52.5%
U.S. Fixed Income	34.5%
Inflation Managed	7.5%
High Yield	7.8%
Emerging Markets Debt	2.8%
Equity	36.0%
U.S. Large Cap Equity	17.5%
U.S. Small/Mid Cap Equity	3.8%
REIT	2.3%
International Equity	9.0%
Emerging Markets Equity	3.5%
Money Market/Cash and Cash Equivalents	10.0%
Money Market/Cash and Cash Equivalents	10.0%
Commodities	1.5%
Commodities	1.5%

[1]

As of the date of this prospectus, the Fund utilizes underlying funds to implement its strategic target allocations although the Fund also has flexibility to utilize direct investments in securities and derivatives to implement its strategic target allocations in the future.

The table above shows the Fund’s long term strategic target allocations as of the date of this prospectus. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date Retirement Income Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.

In allocating the Fund’s assets between actively-managed underlying funds and underlying funds which are designed to replicate an index (index funds), the Adviser generally uses index funds for asset classes that are widely regarded as operating in markets where the price of the asset reflects all relevant information that is available about the intrinsic value of the asset (efficient markets). Examples of efficient markets include US Large Cap Equities, US Small/Mid Cap Equities, and Developed International Equities. The Adviser will review the Fund’s strategic target allocations at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the table above may be different from the Fund’s actual strategic target allocations by +/- 5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income, +/- 10% for equity, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time

In addition to investing in underlying funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.

The Adviser may hire sub-advisers to manage any of the asset classes described above and to make direct investments in securities and other financial instruments. When using sub-advisers to manage the Fund’s assets, the Adviser, subject to certain conditions and oversight by the Fund’s Board of Trustees, will have the right to hire, terminate, or replace sub-advisers without shareholder approval.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds and ETFs Risk. The Fund invests in other J.P. Morgan Funds and unaffiliated ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from certain of the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount).

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.

Index Strategy Risk. The Fund uses index funds and other strategies that are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund or as part of an indexing strategy at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s or strategy’s performance may not correlate with the performance of the index.

Interest Rate Risk. An underlying fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. An underlying fund may invest in variable and floating rate loans assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. An underlying fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the underlying fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the underlying fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Mortgage-Related and Other Asset-Backed Securities Risk. Certain underlying funds may invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the underlying fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the underlying fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Government Securities Risk. Some of the underlying funds invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the underlying fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, an underlying fund may have to reinvest in securities with a lower yield. The underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.

Inflation-Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

High Yield Securities and Loan Risk. Certain underlying funds invest in instruments, including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material non-public information to which other investors may have access.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, less liquid, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of small companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, to the extent that the Fund or an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Industry and Sector Focus Risk. At times an underlying fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the underlying fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and life of the Fund. The table compares that performance to the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average. The Lipper index is based on the total return of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2013	3.00%
Worst Quarter	3rd quarter, 2015	–2.95%

The Fund’s year-to-date total return through 9/30/16 was 5.94%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund since (7/2/12)
CLASS R2 SHARES
Return Before Taxes	(1.30)%	3.78%
Return After Taxes on Distributions	(1.98)	3.01
Return After Taxes on Distributions and Sale of Fund Shares	(0.72)	2.57
S&P TARGET DATE RETIREMENT INCOME INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.07	4.40
LIPPER MIXED-ASSET TARGET TODAY FUNDS AVERAGE[1]
(Reflects No Deduction for Taxes)	(1.60)	3.04

1	The Fund commenced operations on 7/2/12. Performance for the benchmark is for 7/31/12.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2012	Managing Director
Anne Lester	2012	Managing Director
Daniel Oldroyd	2012	Managing Director
Michael Schoenhaut	2012	Managing Director
Eric J. Bernbaum	2014	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 Shares.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains because your investment is in a
401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

This Page Intentionally Left Blank.

SPRO-SRBI-R2-517